                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  May 28, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12898                  38-2011419
         --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


        27555 Farmington Road                                    48334-3357
     Farmington Hills, Michigan                                  ----------
     --------------------------                                  (Zip Code)
        (Address of principal
         executive offices)




Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of May 25, 1996 for Series 1987-2, Distribution Reports as of June 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of May 20, 1996 for Series 1990-1.




                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                     (Registrant)




Date:  May 28, 1996                     By: /s/ LARRY N. CIOFU
                                            ------------------------------------
                                            Larry N. Ciofu
                                            Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                 Distribution Date Statement for MAY 25, 1996


            COUPON      Principal     Number of      Interest          Interest
Class        RATE      Outstanding   Certificates    Accrued           Payable
- -----       ------   --------------  ------------  -----------       ----------
 2-A        0.0000%           $0.00      45,100          $0.00            $0.00

 2-B        7.0000%           $0.00      18,000          $0.00            $0.00

 2-C        7.0000%           $0.00      19,700          $0.00            $0.00

 2-D        9.5500%   $3,930,000.00 *     3,930     $31,276.25       $31,276.25

 2-E        9.9500%  $11,777,007.48       5,200     $97,651.02            $0.00
                     --------------      ------    -----------       ----------
                     $15,707,007.48      91,930    $128,927.27       $31,276.25


           Agency MBS Collections :
                   Interest                                         $131,049.32
                   Principal                                        $577,381.00
           Investment Income                                            $614.80
           Excess from previous month                                    879.55
                                                                   ------------
           TOTAL AVAILABLE                                          $709,924.67

           Due to Class 2-D INTEREST                                ($31,276.25)
           Due to Class 2-D REDEMPTION                             ($675,911.57)
           Due to Class 2-D (rounded down to even $1,000)          ($675,000.00)
           Excess in Collection Account                                ($911.57)
                                                                   ------------
           Available for Expenses and Residual Payments               $2,736.85

           Expenses Payable                                          ($1,923.52)
                                                                   ------------
           Net Balance                                                  $813.33
                                                                   ============

           Due to Residual Holders                                      $813.33

           Amount Payable Per Individual
           Residual Certificate (5% Denomination):                     $40.6665


          Interest                        Principal         Principal           Per $1,000
         Payable Per     Principal        Payable Per     Balance After          CTF After
Class    $1,000 CTF      Payable          $1,000 CTF      MAY  25, 1996        MAY  25, 1996
- -----    -----------    -----------       -----------    ----------------      -------------
 2-A      $0.000000                         $0.000000                              $0.000000

 2-B      $0.000000                         $0.000000                              $0.000000

 2-C      $0.000000                         $0.000000                              $0.000000

 2-D      $7.958333     $675,000.00 **       -             $3,255,000.00       $1,000.000000

 2-E      $0.000000         -                -            $11,874,658.50       $2,283.588173
                        -----------                       --------------
                              $0.00                       $15,129,658.50

        Ending Aggregate Agency MBS Balance:              $15,148,538.05

        Excess in collection Act  as                             $879.55
        Accrual Distribution Amount:                          $97,651.02
        Aggregate Cash Flow Value Decline:                   $577,381.00
        Principal to Class 2-D Redemption                   ($675,000.00)
                                                          --------------
                                                                 $911.57
        Principal Distributable to Class 2-D                 $675,000.00
                                                          --------------
        Aggregate Amount of Principal Distributable:         $675,911.57


                                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as Trustee
                                                   Corporate Trust Division
                                                   Suite 0126
                                                   One First National Plaza
                                                   Chicago, Illinois  60670
                                                   (312)407-4660

        ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.




                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for June 1, 1996



       COUPON     Principal      Number of      Interest         Interest
Class   RATE     Outstanding    Certificates    Accrued          Payable
- -----  ------   --------------  ------------  -----------      -----------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $15,893,599.46      10,440    $131,122.20      $131,122.20
                --------------     -------    -----------      -----------
                $15,893,599.46     100,000    $131,122.20      $131,122.20



      Agency MBS Collections :
              Interest                                         $132,448.86
              Principal                                        $385,828.42
      Investment Income                                          $1,299.35
                                                              ------------
      TOTAL AVAILABLE                                          $519,576.63

      Due to Certificateholders                               ($516,950.62)
                                                              ------------
      Available for Expenses and Residual Payments               $2,626.01

      Expenses Payable                                          ($1,873.20)
                                                              ------------
      Net Balance                                                  $752.81
                                                              ============

      Due to Residual Holders                                      $752.81

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $37.6405


                                                                     Principal Balance
          Interest                    Principal       Principal        Per $1,000
         Payable Per    Principal     Payable Per    Balance After      CTF After
Class    $1,000 CTF     Payable*      $1,000 CT F   June  1, 1996      June  1, 1996
- -----   ------------ --------------  ------------  ----------------  -----------------
  A       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $12.559598    $385,828.42    $36.956745    $15,507,771.04     $1,485.418682
                       -----------                  --------------
                       $385,828.42                  $15,507,771.04


        Ending Aggregate Agency MBS Balance:        $15,508,038.57


                     Accrual Distribution Amount:                              $0.00
                     Aggregate Cash Flow Value Decline:                  $385,828.42
                                                                         -----------
                     *Aggregate Amount of Principal Distributable:       $385,828.42


                                                   THE FIRST NATIONAL BANK OF CHICAGO
                                                   as Trustee
                                                   Corporate Trust Division
                                                   Suite 0126
                                                   One First National Plaza
                                                   Chicago, Illinois  60670
                                                   (312)407-4660

                    *

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                  Distribution Date Statement for June 1, 1996



       COUPON     Principal      Number of      Interest         Interest
Class   RATE     Outstanding    Certificates    Accrued          Payable
- -----  ------   --------------  ------------  -----------      -----------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $19,070,070.99      10,200    $149,382.22      $149,382.22
                --------------     -------    -----------      -----------
                $19,070,070.99     100,000    $149,382.22      $149,382.22

      Agency MBS Collections :
              Interest                                         $150,971.62
              Principal                                        $360,224.87
      Investment Income                                          $1,416.02
                                                              ------------
      TOTAL AVAILABLE                                          $512,612.51

      Due to Certificateholders                               ($509,607.09)
                                                              ------------
      Available for Expenses and Residual Payments               $3,005.42

      Expenses Payable                                          ($1,927.11)

      Net Balance                                                $1,078.31
                                                              ============


      Due to Residual Holders                                    $1,078.31

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $53.9155


                                                                      Principal Balance
          Interest                     Principal       Principal        Per $1,000
        Payable Per       Principal   Payable Per    Balance After       CTF After
Class    $1,000 CTF       Payable*     $1,000 CTF    June 1, 1996       June 1, 1996
- -----   -----------     -----------   -----------   --------------    ----------------
 2-A      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z     $14.645316     $360,224.87    $35.316164    $18,709,846.12     $1,834.298639
                        -----------                  --------------
                        $360,224.87                  $18,709,846.12


        Ending Aggregate Agency MBS Balance:         $18,709,860.87


                     Accrual Distribution Amount:                               $0.00
                     Aggregate Cash Flow Value Decline:                   $360,224.87
                                                                          -----------
                     *Aggregate Amount of Principal Distributable:        $360,224.87

                     Principal Allocation:          Class 2-A:                 0.0000%
                                                    Class 2-D:                 0.0000%


                                                    THE FIRST NATIONAL BANK OF CHICAGO
                                                    as Trustee
                                                    Corporate Trust Division
                                                    Suite 0126
                                                    One First National Plaza
                                                    Chicago, Illinois  60670
                                                    (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                Distribution Date Statement for May 20, 1996

                    UPPER TIER REMIC REGULAR CERTIFICATES



       COUPON      Principal      Number of     Interest       Interest
Class   RATE      Outstanding       Cert.       Accrued        Payable
- -----  ------    --------------   ---------   -----------    -----------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%   $3,568,209.37      16,500   $26,761.57     $26,761.57

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $31,136.42         152    $6,733.25      $6,733.25
                 --------------      ------  -----------    -----------
                 $15,599,345.79      96,702  $123,494.82    $123,494.82

 1-R    0.0000%           $0.00       3,298        $7.97          $7.97

                                                                            Principal Balance
              Interest                     Principal        Principal          Per $1,000
             Payable Per     Principal    Payable Per     Balance After        CTF After
Class        $1,000 CTF       Payable*     $1,000 CTF     May  20, 1996      May  20, 1996
- -----      -------------    -----------  -------------    --------------    -----------------
 1-A           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-B           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-C           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-D           $1.621913    $251,142.98    $15.220787      $3,317,066.39       $201.034327

 1-E           $7.500000        -              -          $12,000,000.00     $1,000.000000

 1-F           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-G           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-H           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-I          $44.297697        $502.29     $3.304539         $30,634.13       $201.540329
                            -----------                   --------------
                            $251,645.27                   $15,347,700.52


 1-R           $0.002417          $0.00     $0.000000              $0.00         $0.000000




                      LOWER TIER REMIC REGULAR INTERESTS


                                                                              Principal
       COUPON      Principal      Number of     Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates   Accrued       Payable*       May 20, 1996
- -----  ------    --------------  ------------ ----------    -----------     --------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $3,592,763.76      16,533   $28,442.71    $251,645.27      $3,341,118.49

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                 --------------     -------  -----------    -----------     --------------
                 $15,616,763.76     100,000  $123,632.71    $251,645.27     $15,365,118.49

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                 DISTRIBUTION DATE STATEMENT FOR May 20, 1996



      Agency MBS Collections :
               Interest                                       $123,502.79
               Principal                                      $251,645.27
      Investment Income                                           $416.12
                                                             ------------
      Lower Tier REMIC Collection Account                     $375,564.18
                                                             ------------
      Upper Tier REMIC Collection Account                     $375,564.18

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                   ($251,645.27)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                  ($123,494.82)

      Expenses Payable                                              $0.00


      REMIC Taxes Payable                                           $0.00

      Interest Payable to Class 1-R Certificate                    ($7.97)



      Principal Payable to Class 1-R Certificate                    $0.00

      Due to Class 1-RS Certificate                              ($416.12)
                                                             ------------
      Net Balance                                                   $0.00
                                                             ============



       Beginning Aggregate Agency MBS Balance :          $100,001,006.61
       Ending Aggregate Agency MBS Balance :              $15,348,706.95


        Aggregate Cash Flow Value Decline:                   $251,645.27
                                                         ---------------
        *Aggregate Amount of Principal Distributable:        $251,645.27

        Principal Allocation:

        Aggregate Amount of Principal
        Distributable to Classes 1-D and 1-I:

        Class 1-D:               1.52207867%
        Class 1-I:               0.33045395%

        Aggregate Amount of Principal
        Distributable to Classes 1-G,1-H and 1-R :

        Class 1-R:               0.00000000%


        THE FIRST NATIONAL BANK OF CHICAGO,
        as Trustee
        Corporate Trust Division
        Suite 0126
        One First National Plaza
        Chicago, Illinois  60670
        (312)407-4660